FTI Consulting, Inc. Current Investor Presentation May 2017 Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," “goals,” "intends," "believes,” "forecasts,” “targets,” “objectives” and variations of such words or similar expressions, are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates or growth targets will be achieved, and the Company's actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading "Item 1A Risk Factors" in the Company's most recent Form 10-K filed with the SEC and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis FTI Consulting is a leading global business advisory firm with strong people and strong positions; corporations, law firms and governments come to FTI Consulting when there is a critical need Willingness to invest EBITDA in key growth areas where we have a right to win Healthy balance sheet and strong cash flows with a commitment to return capital back to our shareholders Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions Organic growth strategy with an emphasis on profitable revenue growth Believe we are on a path towards sustained double-digit year-over-year EPS growth over time

FCN Publicly Traded $1.7BLN 1982 Year Founded 4,700+ Total Employees Worldwide 430+ Senior Managing Directors 9 9 Specialized Industry Practice Groups 2 Nobel Laureates 10/10 Advisor to World’s Top 10 Bank Holding Companies 97/100 Advisor to 97 of the World’s Top 100 Law Firms 56/100 56 of Global 100 Corporations are Clients FTI Consulting: Experts with Impact 81 Offices in 81 Cities Around the Globe Equity Market Capitalization1 ¹Total Shares outstanding times the closing share price as of April 20, 2017.

Our Global Reach Latin America Argentina Buenos Aires Brazil Rio de Janeiro São Paulo Caribbean British Virgin Islands Cayman Islands Colombia Bogotá Mexico Mexico City Panama Panama City Europe, Middle East, Africa Belgium Brussels Denmark Copenhagen Finland Helsinki France Paris Germany Berlin Frankfurt Ireland Dublin Netherlands Den Haag Qatar Doha Russia Moscow South Africa Cape Town Johannesburg Spain Madrid United Arab Emirates Abu Dhabi Dubai United Kingdom London Stirling North America Canada Calgary Toronto Vancouver United States Annapolis Atlanta Austin Baltimore Boston Brentwood Charlotte Chicago Coral Gables Dallas Denver Great Neck Houston Indianapolis Lake Oswego Los Angeles McLean Miami Mountain View New York Oakland Pasadena Philadelphia Phoenix Pittsburgh Princeton Rockville Roseland Saddle Brook San Francisco Santa Barbara Seattle Tucson Walnut Creek Washington, D.C. Wayne West Palm Beach Winston-Salem Asia Pacific Australia Brisbane Melbourne Perth Sydney China Beijing Guangzhou Hong Kong Shanghai India Mumbai New Delhi Indonesia Jakarta Japan Tokyo Korea Seoul Malaysia Kuala Lumpur Philippines 1 Manila Singapore With offices in every major financial center and every corner of the globe, we successfully serve our clients wherever challenges and opportunities arise. 1. Affiliate

Business Snapshot: Five Segments, One Purpose Corporate Finance & Restructuring Economic Consulting Forensic and Litigation Consulting Strategic Communications Technology FTI Consulting is organized into five segments, each of which is a global leader in its own right for one simple reason: our commitment to having a tangible, positive impact on how our clients confront and manage change and risk.

Segment Snapshot: Revenues and Adjusted Segment EBITDA Q1 2017 Segment Revenues Q1 2017 Total Adjusted Segment EBITDA¹ Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. ..

  2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 Q1 2017 Segment Revenue $394,719 $382,526 $391,115 $440,398 $127,156 $132,142 $110,617 $113,354 $483,269 $105,901 Segment Gross Profit Margin 39.5% 35.9% 32.6% 38.3% 40.7% 38.8% 33.6% 32.0% 36.5% 29.5% Segment SG&A $61,027 $71,966 $75,382 $81,550 $20,823 $19,983 $20,109 $20,669 $81,584 $21,692 Adjusted Segment EBITDA $95,916 $67,183 $55,492 $90,101 $31,603 $32,041 $17,762 $16,282 $97,688 $10,325 Adjusted Segment EBITDA Margin 24.3% 17.6% 14.2% 20.5% 24.9% 24.2% 16.1% 14.4% 20.2% 9.7% Segment Billable Headcount 697 737 706 838 857 853 904 895 895 900 Corporate Finance & Restructuring Services Business Transformation Turnaround & Restructuring Interim Management Transactions Valuation & Financial Advisory Services Dispute Advisory Tax Services Corporations/C-Suite Boards of Directors Equity Sponsors Secured Lenders Unsecured Creditors Clients (in thousands, except percentages and headcount data) (unaudited)

Corporate Finance & Restructuring (continued) The Corporate Finance & Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders. Medium-Term Initiatives Reinforce core positions e.g., TMT, company-side, interim management, creditor rights Drive organic growth in new/adjacent businesses where we have the right to win, e.g., EMEA restructuring, performance improvement, carve-out Drive overseas bets to fruition e.g., EMEA Transaction Advisory Services, EMEA Tax Focus on profitability enhancements and cost controls Segment Offering Revenues decreased $21.3 million, or 16.7%, to $105.9 million for the three months ended March 31, 2017. This decrease was primarily driven by lower demand for restructuring services in North America. Gross profit decreased $20.5 million, or 39.6%, to $31.2 million for the three months ended March 31, 2017. Gross profit margin decreased 11.2 percentage points for the three months ended March 31, 2017. This decrease was primarily due to lower utilization as a result of a decline in demand for restructuring services in North America. Adjusted Segment EBITDA was $10.3 million, or 9.7% of segment revenues, compared to $31.6 million, or 24.9% of segment revenues, in the prior year quarter. The decline in Adjusted Segment EBITDA was primarily due to lower utilization as a result of a decline in demand for restructuring services in North America. Q1 2017 Key Financial Commentary

Services Forensic Accounting & Advisory Services Global Risk and Investigations Practice (“GRIP”) Dispute Advisory Services Intellectual Property Trial Services Data & Analytics Compliance, Monitoring & Receivership Business Insurance Claims Anti-Corruption Investigations & Compliance Forensic and Litigation Consulting Clients Corporations Boards of Directors Governments Law Firms Health Solutions (in thousands, except percentages and headcount data) (unaudited)   2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 Q1 2017 Segment Revenue $407,586 $433,632  $483,380 $482,269 $119,004 $118,193 $115,045 $105,492 $457,734 $111,406 Segment Gross Profit Margin 33.8% 35.9% 36.6% 32.2% 32.7% 31.1% 32.9% 27.8% 31.2% 31.0% Segment SG&A $80,842 $84,616 $90,707  $94,717 $20,192 $22,523 $22,554 $24,257 $89,526 $22,180 Adjusted Segment EBITDA $60,566 $74,481 $90,468  $64,267 $19,808 $15,190 $16,554 $6,330 $57,882 $13,251 Adjusted Segment EBITDA Margin 14.9% 17.2% 18.7% 13.3% 16.6% 12.9% 14.4% 6.0% 12.6% 12.1% Segment Billable Headcount 952 1,061  1,154 1,131 1,132 1,117 1,145 1,110 1,110 1,110

Forensic and Litigation Consulting (continued) Reinvest behind core areas of strength e.g., FAAS, D&A, GRIP, Construction Solutions Grow key businesses in geographies where we have a right to win e.g., EMEA and Asia Pacific Invest behind people to build adjacent businesses e.g., geopolitical intelligence, cybersecurity Segment Offering The Forensic and Litigation Consulting segment provides a complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny. Medium-Term Initiatives Revenues decreased $7.6 million, or 6.4%, to $111.4 million for the three months ended March 31, 2017. The decrease was primarily driven by lower demand in the health solutions and global investigations practices, which was partially offset by higher demand in the construction solutions practice. Gross profit decreased $4.4 million, or 11.3%, to $34.5 million for the three months ended March 31, 2017. Gross profit margin decreased 1.7 percentage points for the three months ended March 31, 2017. This decrease was primarily due to lower demand and lower realized pricing in the health solutions practice. This decline was partially offset by lower compensation in the health solutions practice resulting from headcount reductions in 2016 and higher utilization in the construction solutions practice. Adjusted Segment EBITDA was $13.5 million, or 12.1% of segment revenues, compared to $19.8 million, or 16.6% of segment revenues, in the prior year quarter. The decline in Adjusted Segment EBITDA was primarily due to lower revenues, which was partially offset by lower compensation resulting from headcount reductions taken in 2016. Q1 2017 Key Financial Commentary

Center for Healthcare Economics and Policy Network Analysis Economic Impact Analysis Economic Consulting Antitrust & Competition Economics Business Valuation Intellectual Property International Arbitration Labor & Employment Public Policy Regulated Industries Securities Litigation & Risk Management Corporations Government Entities Law Firms Services Clients (in thousands, except percentages and headcount data) (unaudited)   2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 1Q 2017 Segment Revenue $391,622 $447,366 $451,040  $447,909 $130,731 $118,006 $122,480 $129,270 $500,487 $139,221 Segment Gross Profit Margin 32.3% 32.9% 27.0%  26.8% 28.2% 27.2% 27.6% 26.4% 27.3% 25.8% Segment SG&A $51,912 $58,282 $66,159  $61,213 $16,426 $17,604 $16,745 $16,555 $67,330 $17,285 Adjusted Segment EBITDA $77,461 $92,204  $59,282 $62,330 $21,319 $15,381 $18,354 $19,048 $74,102 $20,110 Adjusted Segment EBITDA Margin 19.8% 20.6% 13.1%  13.9% 16.3% 13.0% 15.0% 14.7% 14.8% 14.4% Segment Billable Headcount 474 530 574  599 607 604 647 656 656 660

Economic Consulting (continued) Medium-Term Initiatives Continue driving Compass Lexecon Expand international arbitration, energy and Center for Healthcare Economics and Policy offerings Continue to expand cross-segment collaboration Segment Offering Revenues increased $8.5 million, or 6.5%, to $139.2 million for the three months ended March 31, 2017, which included a 2.5% estimated negative impact from FX. Excluding the estimated impact of FX, revenues increased $11.8 million, or 9.0%, primarily due to higher demand for antitrust services in North America. Gross profit decreased $0.9 million, or 2.4%, to $35.9 million for the three months ended March 31, 2017. Gross profit margin decreased 2.4 percentage points for the three months ended March 31, 2017. This decrease was primarily due to lower utilization related to international arbitration and other litigation services in EMEA. Adjusted Segment EBITDA was $20.1 million, or 14.4% of segment revenues, compared to $21.3 million, or 16.3% of segment revenues, in the prior year quarter. The decline in Adjusted Segment EBITDA was primarily due to lower utilization, with higher headcount, in international arbitration and other litigation services in the EMEA region and an increase in bad debt expense. The decline was partially offset by higher antitrust services revenues in North America. Q1 2017 Key Financial Commentary The Economic Consulting segment, including subsidiary Compass Lexecon, provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events.

Clients Technology Corporations Government Agencies Law Firms Ringtail E-Discovery Software E-Discovery Management Managed Document Review Collections & Computer Forensics Information Governance & Compliance Services FTI Investigations Software & Services (in thousands, except percentages and headcount data) (unaudited)   2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 Q1 2017 Segment Revenue $195,194 $202,663 $241,310  $218,599 $48,281 $41,882 $44,072 $43,485 $177,720 $46,087 Segment Gross Profit Margin 54.9% 52.2% 48.0%  43.3% 41.5% 41.2% 41.8% 33.2% 39.5% 44.4% Segment SG&A $62,436 $59,890 $68,162  $71,120 $16,014 $16,211 $15,129 $16,781 $64,135 $15,882 Adjusted Segment EBITDA $57,203 $60,655 $63,545  $39,010 $7,823 $5,035 $7,398 $5,558 $25,814 $7,804 Adjusted Segment EBITDA Margin 29.3% 29.9% 26.3%  17.8% 16.2% 12.0% 16.8% 12.8% 14.5% 16.9% Segment Billable Headcount 277 306  344 349 313 301 298 288 288 296

Medium-Term Initiatives Expand the ecosystem for Ringtail® Ongoing investment in new products and services e.g., information governance services, to stay leading edge with respect to the most complicated, major corporate events Technology (continued) Segment Offering Revenues decreased $2.2 million, or 4.5%, to $46.1 million for the three months ended March 31, 2017, which included a 1.1% estimated negative impact from FX. Excluding the estimated impact of FX, revenues decreased $1.7 million, or 3.4%, due to reduced demand for cross-border investigations and M&A-related second request activity, partially offset by increases in litigation and class action-related engagements. Gross profit increased $0.4 million, or 2.1%, to $20.5 million for the three months ended March 31, 2017. Gross profit margin increased 2.9 percentage points for the three months ended March 31, 2017. The increase in gross profit margin was due to lower compensation as a result of headcount reductions taken in 2016 and lower data center operation expense. The decrease in expenses was partially offset by lower revenues. Adjusted Segment EBITDA was $7.8 million, or 16.9% of segment revenues, compared to $7.8 million, or 16.2% of segment revenues, in the prior year quarter. Adjusted Segment EBITDA was consistent with the prior year quarter as the decrease in revenues was more than offset by lower compensation resulting from headcount reductions taken in 2016. Q1 2017 Key Financial Commentary The Technology segment is a leading provider of software and consulting services for e-discovery and information management. We assist clients with internal, regulatory and global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations, including pre-merger notification “Second Request”, and the secure management, analysis and use of critical corporate information. We also help clients locate, review and produce electronically stored information (“ESI”). Our proprietary Ringtail® software and Acuity® managed review are used for e-discovery and document review in litigation and secure information management.

Strategic Communications Services M&A Crisis Communications & Special Situations Capital Markets Communications Corporate Reputation Public Affairs & Government Relations Employee Engagement & Change Communications Digital & Creative Communications Public Affairs Strategy Consulting & Research CEOs CFOs Chief Communications Officers Investor Relations Officers Boards of Directors Clients (in thousands, except percentages and headcount data) (unaudited)   2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 Q1 2017 Segment Revenue $187,750 $186,245 $189,367 $189,974 $45,113 $49,924 $45,828 $50,319 $191,184 $43,729 Segment Gross Profit Margin 36.9% 34.7% 36.7%  36.3% 38.0% 39.4% 37.2% 38.7% 38.4% 34.5% Segment SG&A $46,852 $47,874 $48,890  $42,720 $11,408 $11,518 $9,945 $11,538 $44,409 $11,203 Adjusted Segment EBITDA $25,019 $18,737  $22,588 $27,727 $6,108 $8,440 $7,509 $8,401 $30,458 $4,257 Adjusted Segment EBITDA Margin 13.3% 10.1% 11.9%  14.6% 13.5% 16.9% 16.4% 16.7% 15.9% 9.7% Segment Billable Headcount 593 590  566 599 601 606 624 647 647 657

Strategic Communications (continued) The Strategic Communications segment provides a comprehensive view of strategic communications with an integrated suite of services, including financial communications, corporate reputation, transaction communications and public affairs in all the major markets around the world. Medium-Term Initiatives Reinforce financial and corporate communications positions Continued expansion of Public Affairs & Government Relations, Employee Engagement & Change Communications and M&A Crisis Communications & Special Situations practices Focus on EBIT improvement Segment Offering Revenues decreased $1.4 million, or 3.1%, to $43.7 million for the three months ended March 31, 2017, which included a 4.3% estimated negative impact from FX. Excluding the estimated impact of FX, revenues increased $0.6 million, or 1.2%, primarily due to higher project-based revenues and retainer-based revenues in EMEA, particularly in public affairs-related engagements. These increases were partially offset by a reduction in project-based financial communication revenues in North America. Gross profit decreased $2.0 million, or 12.0%, to $15.1 million for the three months ended March 31, 2017. Gross profit margin decreased 3.5 percentage points for the three months ended March 31, 2017. The decrease was primarily due to higher compensation related to an increase in billable professionals and fewer high margin project engagements in North America. Adjusted Segment EBITDA was $4.3 million, or 9.7% of segment revenues, compared to $6.1 million, or 13.5% of segment revenues, in the prior year quarter. The decrease in Adjusted Segment EBITDA was due to higher compensation related to an increase in billable professionals, a decline in project-based revenues in North America and the negative impact of FX. Q1 2017 Key Financial Commentary

First Quarter 2017 and Full Year 2016 Awards & Accolades Forbes magazine named FTI Consulting to their inaugural list of America’s Best Management Consulting Firms in 17 categories (2016) Corporate Counsel names FTI Consulting a Top Service Provider in the Legal Industry and as the #1 Provider for Crisis Management, Litigation Valuation, Case Management Software and Corporate Investigations Support (2016) Named 2017 Global Turnaround Consulting Firm of the Year for the third consecutive year and awarded 20 Turnaround Atlas Awards by the Global M&A Network (2015-2017) FTI Consulting honored with 16 M&A Advisor Turnaround Awards (2017) Ranked #1 Crisis Management Firm by The Deal Pipeline consecutively for the last nine years(2007-2016) FTI Consulting and Compass Lexecon Recognized as Most Highly Regarded Firms in Who’s Who Legal: Consulting Experts Guide – the first edition ever; FTI Consulting and Compass Lexecon had the most experts named with 98 from 12 countries in 24 cities across the globe (2016) Who’s Who Legal named Compass Lexecon the Competition Economist Firm of the Year for two consecutive years (2015-2016) Most professionals by firm named in Global Arbitration Review's list of "The International Who's Who of Commercial Arbitration" for six consecutive years – the 2016 list included 19 experts from FTI Consulting and 15 experts from Compass Lexecon (2011-2016)

First Quarter 2017 and Full Year 2016 Awards & Accolades (continued) Fourteen FTI Consulting professionals recognized as Leading Forensic Accountants and Digital Forensic Experts by Who’s Who Legal: Investigations 2017 list (2017) Sixteen FTI Consulting professionals recognized as Leading Construction Expert Witnesses by Who’s Who Legal: Construction Experts 2017 list (2017) FTI Consulting recognized as the top Intellectual Property Litigation Consulting Firm in the 2016 Best of The National Law Journal reader rankings, also named a leading Litigation Valuation Provider, Jury Consultant, Demonstrative Evidence Provider and Trial Technology “Hot Seat” Provider by The National Law Journal readers (2016) Health Solutions practice honored with an Association of Management Consulting Firm’s 2016 Spotlight Award in the Operating Model Design category for our work with Children’s National Health System (2016) Named to 100 Companies That Matter in Knowledge Management list for sixth consecutive years by KMWorld magazine (2000-2016) Recognized as top data visualization solution provider by CIOReview (2016) Named PR Firm of the Year by the M&A Atlas Awards (2014-2016) Winner of two top awards at the 2016 PRCA City and Financial PR Awards event for the “Best Crisis Communications Campaign” and “Best Social Media Campaign” (2016)

Financial Overview

FY 2012 – Q1 2017 and FY 2017 Guidance: Revenues ($ Millions) Revenues

FY 2012 – Q1 2017: Net Income and Adjusted EBITDA ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. Net Income ($ Millions) Adjusted EBITDA¹ ($ Millions)

GAAP Earnings Per Share FY 2012 – Q1 2017 and FY 2017 Guidance: GAAP and Adjusted Earnings Per Share ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Earnings Per Share, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. Adjusted Earnings Per Share¹

Financial Profile (in thousands, except for DSOs) ¹ Total debt excludes the impact of deferred debt issue costs of $4.3 million , $4.5 million, $5.2 million and $11.6 million as of March 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, respectively. 2 See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. Q1 2017 FY 2016 FY 2015 FY 2014 Cash and cash equivalents $ 120,959 $ 216,158 $ 149,760 $ 283,680 Accounts receivable, net $ 526,180 $ 474,897 $ 499,784 $ 485,101 Days sales outstanding ("DSO ") 98 91 97 97 Net cash provided by operating activities ($ 93,087) $ 233,488 $ 139,920 $ 135,401 Purchases of property and equipment ($ 5,831) ($ 28,935) ($ 31,399) ($ 39,256) Payments for acquisition of businesses, net of cash received $ – ($ 1,251) ($ 575) ($ 23,467) Purchase and retirement of common stock ($ 36,918) ($ 21,489) ($ 26,532) ($ 4,367) Total debt 1 $ 407,000 $ 370,000 $ 500,000 $ 711,000 Free Cash Flow 2 ($ 98,818) $ 204,553 $ 108,521 $ 96,145

Financial Tables Reconciliations of Non-GAAP Financial Measures

Reconciliation of Net Income (Loss) to Adjusted EBITDA Q1 2017 FY 2016 FY 2015 FY 2014 FY 2013 FY 2012 Net Income (Loss) $ 14,016 $ 85,520 $ 66,053 $ 58,807 $ (10,594) $ (36,986) Interest income and other (605) (10,466) (3,232) (4,670) (1,748) (5,659) Interest expense 5,801 24,819 42,768 50,685 51,376 56,731 Income tax provision 7,877 42,283 39,333 42,604 42,405 40,100 Loss on early extinguishment of debt - - 19,589 - - 4,850 Depreciation and amortization 8,571 38,700 31,392 33,989 32,541 29,604 Amortization of other intangible assets 2,493 10,306 11,726 15,521 22,954 22,407 Special charges - 10,445 - 16,339 38,414 29,557 Remeasurement of acquisition-related contingent consideration 166 1,403 (1,867) (2,723) (13,555) (5,227) Goodwill impairment charge - - - - 83,752 110,387 Adjusted EBITDA1 $ 38,319 $ 203,010 $ 205,762 $ 210,552 $ 245,545 $ 245,764 1See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Adjusted EBITDA, which is a non-GAAP measure. (in thousands)

Reconciliations of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per Share to Adjusted Earnings Per Share   Q1 2017 FY 2016 FY 2015 FY 2014 FY 2013 FY 2012 Net income (loss) $14,016 $85,520 $66,053 $58,807 ($10,594) ($36,986) Add back:     Special charges - 10,445 - 16,339 38,414 29,557 Tax impact of special charges - (3,595) - (6,702) (15,147) (10,442) Goodwill impairment charges1 - - - - 83,752 110,387 Loss on early extinguishment of debt - - 19,589 - - 4,850 Tax impact of loss on early extinguishment of debt - - (7,708) - - (1,940) Remeasurement of acquisition-related contingent consideration 166 1,403 (1,867) (2,722) (13,555) (5,228) Tax impact of remeasurement of acquisition-related contingent consideration, net of tax (65) (546) 747 1,004 1,501 - Adjusted Net Income2 $14,117 $93,227 $76,814 $66,726 $84,371 $90,198 Earnings (loss) per common share – diluted $0.34 $2.05 $1.58 $1.44 ($0.27) ($0.92) Add back:     Special charges - 0.25 - 0.40 0.98 0.71 Tax impact of special charges - (0.08) - (0.16) (0.39) (0.24) Goodwill impairment charge1 - - - - 2.14 2.74 Loss on early extinguishment of debt - - 0.47 - - 0.12 Tax impact of loss on early extinguishment of debt - - (0.19) - - (0.05) Remeasurement of acquisition-related contingent consideration, net of tax - 0.03 (0.04) (0.06) (0.35) (0.13) Tax impact of remeasurement of acquisition-related contingent consideration, net of tax - (0.01) 0.02 0.02 0.05 - Impact of denominator for diluted adjusted earnings per common share - - - - (0.07) (0.06) Adjusted earnings per common share – diluted2 $0.34 $2.24 $1.84 $1.64 $2.09 $2.17 Weighted average number of common shares outstanding – diluted 41,245 41,709 41,729 40,729 40,421 41,578 (in thousands, except for per share data) 1The goodwill impairment charge is non-deductible for income tax purposes and resulted in no tax benefit for 2013 and 2012. 2See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Adjusted Net Income and Adjusted Earnings Per Share.

Reconciliation of Net Income to Total Adjusted Segment EBITDA 1See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Total Adjusted Segment EBITDA, which is a non-GAAP measure. (in thousands) Q1 2017 Net Income $ 14,016 Add back: Income tax provision 7,877 Interest income and other (605) Interest expense 5,801 Unallocated corporate expenses 19,053 Segment depreciation expense 7,216 Amortization of other intangible assets 2,493 Remeasurement of acquisition-related contingent consideration 166 Total Adjusted Segment EBITDA1 $ 56,017

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow Q1 2017 FY 2016 FY 2015 FY 2014 Net cash provided by (used in) operating activities $ (93,087) $ 233,488 $ 139,920 $ 135,401 Purchases of property and equipment (5,831) (28,935) (31,399) (39,256) Free Cash Flow1 $ (98,918) $ 204,553 $ 108,521 $ 96,145 1See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Free Cash Flow, which is a non-GAAP measure. (in thousands)

End Notes: FTI Consulting Non-GAAP Data Reconciliations In the accompanying analysis of financial information, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with GAAP. Certain of these measures are considered “non-GAAP financial measures” under the SEC rules. Specifically, we have referred to the following non-GAAP measures in this presentation: Total Segment Operating Income Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Net Income (Loss) Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss) as a segment’s share of Consolidated Operating Income (Loss). We define Total Segment Operating Income (Loss), which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted Segment EBITDA Margin as Adjusted Segment EBITDA as a percentage of a segment’s revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt, when considered together with our GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.